AMENDMENT TO 1973 SALES CONTRACT


   This Amendment to the 1973 LNG Sales Contract dated as of the 3rd day of December, 1973, amended by Amendment No. 1 dated as of the 31st day of August, 1976, and amended and restated as of the 1st day of January, 1990 ("1973 LNG Sales Contract"), is entered into as of the 1st day of June, 1992 by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("Pertamina"), a state enterprise of the Republic of Indonesia ("Seller"), on the one hand, and KYUSHU ELECTRIC POWER CO., INC. ("Kyushu Electric"), NIPPON STEEL CORPORATION ("Nippon Steel"), and TOHO GAS CO., LTD. ("Toho Gas"), all corporations organized and existing under the laws of Japan, on the other hand.

                                WITNESSETH:

WHEREAS:
1) The 1973 LNG Sales Contract is between Seller and six Buyers, namely CHUBU ELECTRIC POWER CO., INC. THE KANSAI ELECTRIC POWER CO., INC., KYUSHU ELECTRIC POWER CO., INC., NIPPON STEEL
   CORPORATION, OSAKA GAS CO., LTD., and TOHO GAS CO., LTD.
   (referred to individually as "Buyer" and collectively as "Buyers"), and

2) Kyushu Electric, Nippon Steel, and Toho Gas now wish to purchase additional quantities of LNG as reflected in paragraph 1 below and Seller is willing to sell such additional quantities.

NOW, THEREFORE, Seller and Kyushu Electric, Nippon Steel and Toho
Gas each hereby agree to the following amendment to the 1973 LNG
Sales Contract:

1. The table set forth in Section 7.1 (a) of the 1973 LNG Sales Contract is revised to add 80,435 billion BTU's for Kyushu Electric in 1999, 28,066 billion BTU's for Nippon Steel in 1998 and 1999, and 2,940 billion BTU's for Toho Gas in 1999, and as so revised shall read as follows:

CALENDAR   FIXED QUANTITY          FIXED QUANTITIES FOR EACH BUYER
  YEAR            PERIOD                      (Billions of BTU'S)
______________________________________________________________________________
___________________________

                              CHUBU     KANSAI    KYUSHU    NIPPON    OSAKA     TOHO

    TOTAL
                              ELECTRIC  ELECTRIC  ELECTRIC  STEEL     GAS       GAS

1977 Oct. 18 - Dec. 31        6,079.70  1,957.78  1,641.03  1,547.77   7,061.48      -
18,307.76
1978 Full Year                  54,792    29,389    37,149    29,387     39,741      -
190.456
1979 Full Year                  71,650    67,459    69,063    30,293     45,801      -
284.26
1980 Full Year                  87,645   106,520    77,516    31,004     54,260      -
359,149
1981 Full Year                  87,850   124,023    77,515    31,006     59,427      -
379,821
1982 Full Year                  87,850   124,023    77,515    31,006     67,179      -
387,573
1983 Full Year                 117,050   141,543    83,355    31,006     67,179      -
440.133
1984-1986 Each Full Year       117,050   132,783    86,275    31,006     67,179      -
434,293
1987-1997 Each Full Year       111,210   132,783    80,435    28,066     67,179      2,940
422,613
1998 Full Year                 111,210   132,783    80,435    28,066     67,179      2,940
422,613
1999 Full Year                 111,210   132,783    80,435    28,066     67,179      2,940
422,613


2. In all other respects, the 1973 LNG Sales Contract shall continue in effect and the quantities added under paragraph 1 above shall be Fixed Quantities under the 1973 LNG Sales Contract and treated on an equal basis with other Fixed Quantities.

3. All words and expressions used in this Amendment as defined terms shall bear the same meaning as ascribed thereto in the 1973 LNG Sales Contract.

4. This Amendment is executed in seven (7) identical counterparts, each of which shall have the force and dignity of an original, and all of which shall constitute but one and the same Amendment.

    IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed and signed by its duly authorized officer as of June 1, 1992.


SELLER:                      BUYERS:

PERUSAHAAN PERTAMBANGAN      KYUSHU ELECTRIC POWER CO., INC.
MINYAK DAN GAS BUMI
NEGARA (PERTAMINA)


BY             /s/           BY                 /s/
Name: F. ABDA'OE
Title: President Director
                             NIPPON STEEL CORPORATION



                             BY                 /s/


                             TOHO GAS CO., LTD.



                             BY                   /s/


EACH OF THE FOLLOWING             WITNESS:
AGREES WITH AND CONSENTS
TO THIS AMENDMENT:



CHUBU ELECTRIC POWER CO., INC.    JAPAN INDONESIA LNG CO., LTD.



BY              /s/               BY                /s/


THE KANSAI ELECTRIC POWER CO., INC.    NISSHO IWAI CORPORATION


BY              /s/               BY                /s/


OSAKA GAS CO., LTD.



BY              /s/